THE CENTRAL EUROPE AND RUSSIA FUND, INC.

                                              345 Park Avenue
                                              New York, NY 10154

               THE CENTRAL EUROPE AND RUSSIA FUND, INC. ANNOUNCES
                       EX-RIGHTS DATE FOR RIGHTS OFFERING

FOR IMMEDIATE RELEASE

      NEW YORK, NEW YORK, DECEMBER 20, 2005 - THE CENTRAL EUROPE AND RUSSIA FUND, INC. (NYSE: CEE) has announced, in connection with its previously publicized rights offering, that the New York Stock Exchange (NYSE) has confirmed the Fund is trading ex-rights as of today. The Record Date for the rights offering is December 22, 2005, as previously announced by the Fund.

      The rights were admitted for trading on a when-issued basis on December 19, 2005.

      THE CENTRAL EUROPE AND RUSSIA FUND, INC. is a non-diversified, closed-end investment company seeking long term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. Its shares are listed on the NYSE under the symbol "CEE". Because the Fund is non-diversified it can take larger positions in fewer companies, increasing its overall risk profile. Investments in securities of foreign issuers present greater risks including currency fluctuations and changes in political/economic conditions. Foreign securities markets generally exhibit greater price volatility and are less liquid than the US markets. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several are beyond the control of the Fund. Therefore, the Fund cannot predict the trading price of its shares in relation to net asset value.

      Before investing in the Fund, investors should carefully consider the investment objective, risks, and charges and expenses of the Fund. This information can be found in the Fund's prospectus on file with the Securities and Exchange Commission. An investor should carefully read the Fund's prospectus before investing.

      THIS ANNOUNCEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THE OFFER WILL BE MADE ONLY BY MEANS OF A PROSPECTUS AND ONLY AFTER THE REGISTRATION STATEMENT ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION HAS BEEN DECLARED EFFECTIVE. THE FINAL TERMS OF THE OFFER MAY BE DIFFERENT FROM THOSE DISCUSSED ABOVE.

       NOT FDIC/NCUA INSURED MAY LOSE VALUE      NO BANK GUARANTEE
   NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

                     For further information please contact:

                    GEORGESON SHAREHOLDER COMMUNICATIONS INC.

                                 (800) 221-4215

                                       or

      Jonathan Diorio                              Rohini Pragasam
      Deutsche Asset Management                    Deutsche Asset Management
      Investor Relations                           Media Relations
      (212) 454-2208                               (212) 250-4516

                                                                   (12/05 41953)